                                                                    EXHIBIT 99.m



                       CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                       (A MISSOURI LIMITED PARTNERSHIP)

                       FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1994 AND 1993,
                       TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
CRICO of Ethan's I Limited Partnership
(A Missouri Limited Partnership):

We have audited the accompanying balance sheets - income tax basis - of CRICO of Ethan's I Limited Partnership (a Missouri limited partnership, the "Partnership") as of December 31, 1994 and 1993, and the related income tax basis statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements and the schedule referred to below are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 3, these financial statements were prepared on the income tax basis of accounting, which is a comprehensive basis of accounting other than generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRICO of Ethan's I Limited Partnership as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, on the income tax basis of accounting described in Note 3.

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern. As discussed in Note 2, the Partnership was in default at December 31, 1994, with regard to the mortgage loan agreements, due to its inability to generate sufficient cash flow to meet its contractual obligations. Additionally, the Partnership does not expect to be able to generate sufficient cash flow to meet its contractual obligations under the mortgage loan agreements in 1995. The Partnership's lender, an affiliated entity, has represented that it will not foreclose on the Partnership's defaulted loans prior to January 2, 1996. However, the Partnership does not expect to be able to cure the defaults in 1995 at that time. While the lender has no immediate plans to foreclose on the property in 1996, there can be no assurance that the lender will not sell or assign its rights under the mortgage loan agreements in 1995 or exercise its rights subsequent to January 2, 1996. This issue raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plan in regard to this matter is also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The U.S. Department of Housing and Urban Development Statement of Profit and Loss (Schedule I) is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


                                                         /s/ Arthur Andersen LLP


Washington, D.C.,
January 30, 1995

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                                     ASSETS

                                              1994          1993
                                              ----          ----
FIXED ASSETS:
 Land                                     $ 1,168,712   $ 1,168,712
 Building and improvements                 13,679,132    13,679,132
 Furniture, fixtures and equipment            562,681       558,571
                                          -----------   -----------
                                           15,410,525    15,406,415
 Less- Accumulated depreciation            (2,763,553)   (2,215,438)
                                          -----------   -----------
  Net fixed assets                         12,646,972    13,190,977
                                          -----------   -----------

CURRENT ASSETS:
 Cash                                         104,447       126,746
 Prepaid insurance                             20,807        20,433
 Other assets                                   7,748        16,236
                                          -----------   -----------
  Total current assets                        133,002       163,415
                                          -----------   -----------

RESTRICTED CASH:
 Tenants' security deposits, separately
  held in an interest-bearing account          34,645        39,616
  Escrow deposits                             161,259       262,623
                                          -----------   -----------
   Total restricted cash                      195,904       302,239
                                          -----------   -----------

OTHER ASSETS-
  Favorable financing, net of
   accumulated amortization of
   $1,453,103 and $1,130,649,
   respectively                             1,003,116     1,325,570
                                          -----------   -----------
   Total assets                           $13,978,994   $14,982,201
                                          ===========   ===========



      The accompanying notes are an integral part of these balance sheets.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                                 BALANCE SHEETS
                               (INCOME TAX BASIS)
                        AS OF DECEMBER 31, 1994 AND 1993

                       LIABILITIES AND PARTNERS' DEFICIT

                                              1994          1993
                                              ----          ----
CURRENT LIABILITIES:
Accrued interest                          $ 1,698,524   $ 1,389,991
Accounts payable                               44,416        17,853
Accrued mortgage service                      303,665       192,415
 fee
Mortgage loans payable                     17,800,000    17,800,000
                                          -----------   -----------
        Total current                      19,846,605    19,400,259
         liabilities

TENANTS' SECURITY DEPOSITS                     33,880        39,616


CONSTRUCTION PERIOD DEFERRED BASE
 INTEREST PAYABLE                             818,341       818,341
                                          -----------   -----------
           Total liabilities               20,698,826    20,258,216
                                          -----------   -----------

PARTNERS' DEFICIT                          (6,719,832)   (5,276,015)
                                          -----------   -----------
           Total liabilities and
            partners' deficit             $13,978,994   $14,982,201
                                          ===========   ===========


      The accompanying notes are an integral part of these balance sheets.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF OPERATIONS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                              1994          1993
                                              ----          ----
OPERATING INCOME:
   Rental income                          $ 2,078,300   $ 1,969,045
   Interest income                             10,771         7,087
   Other income                                81,737        87,658
                                          -----------   -----------
           Total operating income           2,170,808     2,063,790
                                          -----------   -----------
OPERATING EXPENSES:
   Real estate taxes                          200,932       199,110
   Salaries and related                       205,488       198,283
    payroll costs
   Repairs and maintenance                    315,713       157,625
   Fuel and utilities                         137,900       111,415
   Marketing                                   79,706        93,854
   Management fees                             83,055        80,722
   Insurance                                   38,413        42,036
   Professional fees                            7,701        10,096
   Other                                       41,909        36,614
                                          -----------   -----------
           Total operating expenses         1,110,817       929,755
                                          -----------   -----------
           Income from operations           1,059,991     1,134,035

DEPRECIATION                                  548,115       570,233

AMORTIZATION OF FAVORABLE FINANCING           322,454       322,454

INTEREST ON MORTGAGE LOAN                   1,521,989     1,518,749

FEES ON MORTGAGE LOANS                        111,250       111,250
                                          -----------   -----------
           Net loss                       $(1,443,817)  $(1,388,651)
                                          ===========   ===========

        The accompanying notes are an integral part of these statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                   STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                           GENERAL      LIMITED
                                           PARTNER      PARTNER        TOTAL
                                           -------      -------        -----
PARTNERS' DEFICIT, December 31, 1992      $(109,188)  $(3,778,176)  $(3,887,364)
           Net loss                          (1,389)   (1,387,262)   (1,388,651)
                                          ---------   -----------   -----------
PARTNERS' DEFICIT, December 31, 1993       (110,577)   (5,165,438)   (5,276,015)
           Net loss                        (156,529)   (1,287,288)   (1,443,817)
                                          ---------   -----------   -----------
PARTNERS' DEFICIT, December 31, 1994      $(267,106)  $(6,452,726)  $(6,719,832)
                                          =========   ===========   ===========


        The accompanying notes are an integral part of these statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                            STATEMENTS OF CASH FLOWS
                               (INCOME TAX BASIS)
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

                                              1994          1993
                                              ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                 $(1,443,817)  $(1,388,651)
 Adjustments to reconcile net loss to
  net cash (used in) provided by
  operating activities-
  Depreciation and amortization               870,569       892,687
  Payments made to restricted funds
   held by bond trustee                      (295,946)     (372,921)

    Disbursements made from insurance         241,674       331,354
     and tax escrow
    Disbursements made from replacement       166,084             -
     reserve escrow
    Interest earned on restricted funds       (10,448)       (5,924)
    Increase/decrease in assets and
     liabilities:
     Prepaid expenses                            (374)       (1,727)
     Other assets                               8,488        (2,422)
     Accounts payable                          25,798        (9,535)
     Accrued mortgage service fee             111,250       114,500
     Accrued interest                         308,533       467,067
                                          -----------   -----------
Cash (used in) provided by operating
 activities                                   (18,189)       24,428
                                          -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES-
   Purchase of equipment                       (4,110)            -
                                          -----------   -----------
Cash used in investing activities              (4,110)            -
                                          -----------   -----------
NET (DECREASE) INCREASE IN CASH               (22,299)       24,428
CASH, beginning of year                       126,746       102,318
                                          -----------   -----------
CASH, end of year                         $   104,447   $   126,746
                                          ===========   ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION-
   Cash paid during the year for
    interest                              $ 1,213,457   $ 1,051,682
                                          ===========   ===========


        The accompanying notes are an integral part of these statements.

                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

                         NOTES TO FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1994 AND 1993

1. ORGANIZATION:

CRICO of Ethan's I Limited Partnership (the "Partnership") was formed April 15, 1990, for the purpose of acquiring interests in and/or investing in real and personal property, including owning and operating two apartment complexes in Kansas City, Missouri. According to the provisions of the First Amended and Restated Partnership Agreement (the "Agreement"), CRICO of Ethan's I, Inc., is the general partner and CRICO Minnesota Holdings, Inc., David A. Sislen, P. Richard Zitelman, and Sislen Housing Partners are the limited partners. According to the Agreement, the Partnership will terminate on December 31, 2030, if not terminated sooner.

The Partnership owns a 316-unit apartment complex known as Ethan's Ridge ("Phase I") and a 48-unit apartment complex known as Ethan's Glen ("Phase IIB"). Both of these complexes (collectively, the "Projects") are part of a two-phase project involving three apartment complexes, collectively known as Ethan's Ridge. The third complex, known as Ethan's Glen ("Phase IIA"), is owned by CRICO of Ethan's II Limited Partnership, an affiliated entity.

Construction of Phase I commenced in 1986 and was completed in April 1, 1988. Construction of Phase IIB commenced in 1988 and was completed on March 31, 1990. Under the terms of the bonds issued to provide permanent financing for the Projects, at least 20 percent of the completed project units must be occupied by individuals or families qualified as lower income tenants under certain sections of the Internal Revenue Code. At December 31, 1994 and 1993, the Projects complied with this requirement.

2. GOING CONCERN:

The accompanying financial statements have been prepared assuming the Partnership will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business. As of December 31, 1994, the Partnership was in default with regard to the mortgage loan agreements due to its inability to generate sufficient cash flow to meet its contractual obligations under these agreements. The Partnership's lender, Capital Realty Investors Tax-Exempt Fund Limited Partnership ("CRITEF"), has not availed itself of any of its contractual rights and remedies provided by the mortgage loan agreements and is effectively treating this obligation as a cash flow mortgage. CRITEF has indicated that it will not foreclose on the Project through January 2, 1996; however, it has not represented that it will not sell or assign its rights under the mortgage loan agreements in 1995 or exercise its rights subsequent to January 2, 1996. Consequently, there is substantial doubt about the Partnership's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result should the Partnership be unable to continue as a going concern.

Should CRITEF sell or assign its rights under the mortgage loan agreements, management plans to consider its options.

3. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Partnership in preparing its financial statements.

FAVORABLE FINANCING

On April 15, 1990, certain assets, liabilities, and operations were transferred from the Projects' previous owners to the Partnership in full satisfaction of the related bonds' indebtedness. Upon transfer, assets and liabilities were recorded at their respective fair values, and an intangible asset was recognized, representing the value to the Partnership of the favorable financing provided by the mortgage loans. According to Federal income tax rules and regulations, the sale price equates to the face value of the indebtedness assumed. Under tax guidelines, the intangible asset is being amortized on a straight-line basis over the remaining life of the related mortgage loans.

BASIS OF PRESENTATION

The Partnership's financial statements have been prepared on the accrual basis of accounting used for Federal income tax purposes, as required by the Agreement. The principal differences between the income tax basis and generally accepted accounting principles ("GAAP") are that an intangible asset has been recognized for income tax purposes representing the value to the Partnership of its favorable financing and that certain assets were written up to their fair market values when they were transferred to the Partnership. The intangible asset is being amortized for income tax purposes on a straight-line basis over the remaining life of the related mortgage loans.

Management believes that the Federal income tax treatment of the respective items entering into the determination of taxable loss is supportable based on its interpretation of the Internal Revenue Code and the related regulations, public rulings, and court decisions in effect as of the date of this report. Since the Federal income tax treatment of certain items may be based on conflicting or imprecise authoritative pronouncements, such treatment may be successfully challenged by the Internal Revenue Service.

DEPRECIATION

Depreciation is computed under Federal income tax rules and regulations as follows.

                                        LIFE
                                       (YEARS)              BASIS
                                       -------              -----

 Building and improvements              27.5          Straight line
 Furniture, fixtures and equipment       7.0          200% declining balance

Repairs and maintenance are charged to expense when incurred, while major improvements are capitalized in the applicable asset accounts. Additions to furniture, fixtures and equipment in 1994 consist of $4,110 of costs capitalized for replacement of a sprinkler system.

INCOME TAXES

No provision for Federal income taxes is reflected in these financial statements since the income or loss of the Partnership is included in the individual income tax returns of the respective partners.

4. PARTNERSHIP AGREEMENT:

The general partner has a 1 percent ownership interest, and the limited partners together have a 99 percent ownership interest, in the Partnership. In accordance with the original Partnership Agreement, the general partner contributed $1, and the original limited partner, CRICO of Iona, Inc., contributed $99 to the Partnership.

On July 6, 1990, two additional limited partners joined the Partnership with a contribution of $14,768 each. On November 1, 1991, the two additional limited partners each increased his contributed capital by $6,285 to $21,053, respectively, to acquire a total limited partner interest of 24.995 percent each. Also on that date, a third additional limited partner joined the Partnership with a contribution of $12,570 and acquired a 49 percent limited partner interest. The Partnership was expanded to admit these new limited partners in consideration of their commitment to make additional capital contributions, as set forth in the first amendment to the First Amended and Restated Partnership Agreement, dated November 1, 1991. Notwithstanding the additional capital contribution obligations, the general partner retains the right to remove these limited partners from the Partnership at any time after April 15, 1992. As of December 31, 1994, this right has not been exercised.

Pursuant to the terms of the Agreement, all profits and losses, as defined, are allocated to the partners, pro rata, in accordance with their percentage interests after giving effect to certain allocations specified in the Agreement. Cash flow, as defined, is to be distributed at the discretion of the general partner (a) for the payments of all debts, liabilities and reasonable and necessary expenses of operating the Partnership when due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, and (c) to the partners, pro rata, in accordance with their Partnership interests. Capital proceeds from the sale, refinancing, or other disposition of the Partnership's property will be distributed (a) for the payment of all debts and liabilities of the Partnership then due, (b) to set up any reserves deemed necessary for any contingent or unforeseen liabilities or obligations of the Partnership, (c) to the partners in the amounts of their capital contributions, and (d) to the partners, pro rata, in accordance with their percentage interests.

5. MANAGEMENT AGREEMENT:

During fiscal 1993, CRICO Management of Minnesota, Inc. ("CRICO"), a related party to the general partner, was manager of the property, with management fees payable monthly at 3.75 percent of gross revenues with an annual incentive fee of 0.5 percent of gross revenues, as defined by the agreement. During 1993, an annual incentive fee of $5,527 was paid for the prior year.

Effective February 1, 1994, the property management responsibilities were assigned from CRICO to CAPREIT Residential Corporation ("CAPREIT"), an unrelated entity. Management fees are payable to CAPREIT at the same rate and terms as under the agreement with CRICO Management of Minnesota, Inc. As of December 31, 1994 and 1993, management fees paid were $83,319 and $78,677, respectively. Of the 1994 management fee amount paid, management fees of $11,227 were paid to CRICO. In addition, during 1994, incentive fees of $10,283 were paid for 1993.

6. MORTGAGE LOANS PAYABLE:

Permanent financing for the Projects was provided through Multifamily Housing Revenues Bonds issued by the Industrial Development Authority of the city of Kansas City, Missouri ("Authority"), and purchased by CRITEF, an affiliate and the bond owner. The permanent financing for the Projects totals $17,800,000; $15,500,000 for Phase I is due on April 1, 1998, and $2,300,000 for Phase IIB is due on March 31, 2000. Upon maturity, all outstanding principal and interest, including base interest and construction period deferred base interest, is due and payable. The bonds are collateralized by the apartment complexes and assignments of rents.

The bonds for Phase I bear a base annual interest rate of 8.5 percent, a primary contingent interest rate of 2 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. With respect to Phase IIB, the bonds bear a base annual interest rate of 8.75 percent, a primary contingent interest rate of 1.75 percent per annum to be paid each quarter from the net cash flow, as defined, and a supplemental contingent interest rate of 5.5 percent per annum to be paid each quarter from 60 percent of net cash flow, as defined, remaining after deduction of primary contingent interest. For both Phase I and Phase IIB, if the quarterly net cash flow is insufficient, primary and supplemental contingent interest are deferred without interest until the earlier of sale or refinancing of the Projects or maturity, to the extent excess net proceeds or fair value, as defined, exist. Because net cash flow for the years ended December 31, 1994 and 1993, was insufficient, no provision has been recorded for primary or supplemental contingent interest in the accompanying financial statements. The unpaid primary and supplemental contingent interest balances at December 31, 1994, were $2,092,500 and $5,754,375, respectively, for Phase I and $191,188 and $600,875, respectively, for Phase IIB. The unpaid primary and supplemental contingent interest balances at December 31, 1993, were $1,782,500 and $4,901,875, respectively, for Phase I and $150,938 and $474,375, respectively, for Phase IIB. Pursuant to terms of the Partnership Agreement, interest is also accrued on base interest payable, compounded at the base interest rate. Because this amount is payable out of available cash flow after the payment of all current and accrued base interest and all current and accrued servicing fees, it is not recorded on the books of the Partnership.

During the first month of the construction period, the loan for Phase I accrued interest at the rate of 6.05 percent, which was paid currently. During the remaining construction period for the Projects, the loans accrued interest at a rate of 8.50 percent for Phase I and 11.4 percent for Phase IIB, of which 2.91 and 8.371 percent, respectively, were paid currently, while the remaining interest was deferred and will be unconditionally due and payable upon sale, refinancing or maturity. As of December 31, 1994 and 1993, the construction period deferred base interest payable was $818,341.

The following schedule presents interest deferred, interest paid and accrued interest for the years ended December 31, 1994 and 1993.

                                                             CURRENTLY
                                           DEFERRED           PAYABLE       TOTAL
                                           --------          ---------      -----
ACCRUED INTEREST AT DECEMBER 31, 1992    $6,040,821         $  922,924
                                         ----------         ----------
 Base interest                                    -          1,518,749   $1,518,749
 Primary contingent interest                350,250                  -      350,250
 Supplemental contingent interest           979,000                  -      979,000
 Interest on base interest                   98,383                  -       98,383
                                         ----------         ----------   ----------
        Total 1993 interest incurred      1,427,633          1,518,749   $2,946,382
                                                                         ==========
 Interest paid from operations                    -           (946,682)
 Interest paid from reserves                      -           (105,000)
                                         ----------         ----------
ACCRUED INTEREST AT DECEMBER 31, 1993     7,468,454          1,389,991
                                         ----------         ----------
 Base interest                                    -          1,521,989   $1,521,989
 Primary contingent interest                350,250                  -      350,250
 Supplemental contingent interest           979,000                  -      979,000
 Interest on base interest                  143,657                  -      143,657
                                         ----------         ----------   ----------
        Total 1994 interest incurred      1,472,907          1,521,989   $2,994,896
                                                                         ==========
 Interest paid from operations                    -          1,185,956
 Interest paid from reserves                      -            (27,500)
                                         ----------         ----------
ACCRUED INTEREST AT DECEMBER 31, 1994    $8,941,361         $1,698,524
                                         ==========         ==========

Interest on the bonds is intended to be exempt from Federal income tax pursuant to the Internal Revenue Code. In connection with obtaining the bonds, certain regulatory agreements were executed which provide, among other things, that substantially all of the proceeds of the bonds issued must be utilized to finance multifamily housing in which 20 percent or more of the completed units in the Projects will be occupied on a continuous basis by individuals or families of low or moderate income, as determined under certain sections of the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by a change in law or by noncompliance with the rules and regulations related thereto, repayment of the bonds may be accelerated.

As discussed in Note 2, the Partnership was in default under the terms of the mortgage loan agreements at December 31, 1994.

7.  ESCROW DEPOSITS:

In 1994 and 1993, escrow deposits consist of the following.


                                                           REPLACEMENT        TAX AND
                                                             RESERVE         INSURANCE
                                                             ESCROW           ESCROW           TOTAL
                                                           -----------       ---------         -----
 BALANCE, DECEMBER 31, 1992                                $  83,187        $ 131,945       $ 215,132
  Deposits                                                   143,792          229,129         372,921
  Withdrawals:
   Insurance                                                       -          (27,244)        (27,244)
   Taxes                                                           -         (199,110)       (199,110)
  Applied to bond interest                                         -         (105,000)       (105,000)
  Interest earned                                              2,343            3,581           5,924
                                                           ---------        ---------       ---------
 BALANCE, DECEMBER 31, 1993                                  229,322           33,301         262,623
  Deposits                                                    59,576          236,370         295,946
  Withdrawals:
   Insurance                                                       -          (27,742)        (27,742)
   Taxes                                                           -         (200,932)       (200,932)
   Applied to bond interest                                        -          (13,000)        (13,000)
   Replacement reserve expenditures                         (166,084)               -        (166,084)
   Service charges                                              (211)               -            (211)
  Interest earned                                              5,476            5,183          10,659
                                                           ---------        ---------       ---------
 BALANCE, DECEMBER 31, 1994                                $ 128,079        $  33,180       $ 161,259
                                                           =========        =========       =========


The replacement reserve and tax and insurance escrow accounts were established to fund future capital improvements and real estate taxes and insurance premiums, respectively. The Partnership is required to deposit $59,576 in the replacement reserve until the balance of this reserve is $413,000. The Partnership is required to make monthly payments into the tax and insurance escrow, each equaling one-twelfth of the Projects' annual real estate taxes and insurance premiums. During 1994 and 1993, the Partnership made all required payments into this escrow.

8. RELATED-PARTY TRANSACTIONS:

Certain expenditures applicable to both the Projects and Phase IIA are billed to and paid by the property manager or by another affiliate. Amounts are reimbursable and are maintained in the due to/from affiliate account on the Projects' books. These common charges are allocated to each of the projects on a pro rata basis based on the number of dwelling units in each apartment complex. At December 31, 1994 and 1993, amounts due from affiliates were approximately $0 and $588, respectively, and are included in other assets.

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF PROFIT AND LOSS                                             U.S. Department of Housing and Urban Development
INCOME TAX BASIS                                                         Office of Housing
All amounts must be rounded to the nearest dollar;                       Federal Housing Commissioner
$.50 and over, round up - $.49 and below, round down.                              OMB Approval No. 2502-0052(Exp. 8/31/89)
------------------------------------------------------------------------------------------------------------------------------------
        For Month/Period              For Month/Period          Project Number:    Project Name:
            Beginning                      Ending

         January 1, 1994                December 31, 1994                          CRICO of Ethan's I
------------------------------------------------------------------------------------------------------------------------------------
Part I  Description of Account                                                    Acct. No.
-----------------------------------------------------------------------------------------------------------------------------------
        Rental Income - 5100
          Apartments or Member Carrying Charges (Coops)                             5120         $2,210,828
        --------------------------------------------------------------------------------------- -----------
          Tenant Assistance Payments                                                5121
        --------------------------------------------------------------------------------------- -----------
          Furniture and Equipment                                                   5130
        --------------------------------------------------------------------------------------- -----------
          Stores and Commercial                                                     5140
        --------------------------------------------------------------------------------------- -----------
          Garage and Parking Spaces                                                 5170            $17,663
        --------------------------------------------------------------------------------------- -----------
   5      Flexible Subsidy Income                                                   5180
        --------------------------------------------------------------------------------------- -----------
   0      Miscellaneous (specify)                                                   5190
        --------------------------------------------------------------------------------------- -----------
   0      Total Rent Revenue Potential at 100% Occupancy                                                           $2,228,491
        --------------------------------------------------------------------------------------------------------------------------
   0    Vacancies - 5200
         Apartments                                                                 5220          ($150,191)
        --------------------------------------------------------------------------------------- -----------
   R      Furniture and Equipment                                                   5230
        --------------------------------------------------------------------------------------- -----------
   e      Stores and Commercial                                                     5240
        --------------------------------------------------------------------------------------- -----------
   v      Garage and Parking Spaces                                                 5270
        --------------------------------------------------------------------------------------- -----------
   e      Miscellaneous (specify)                                                   5290
        --------------------------------------------------------------------------------------- -----------
   n      Total Vacancies                                                                                          ($150,191)
        -------------------------------------------------------------------------------------------------------------------------
   u      Net Rental Revenue (Rent Revenue Less Vacancies)                                                         $2,078,300
        -------------------------------------------------------------------------------------------------------------------------
   e    Elderly and Congregate Services Income - 5300
          Total Service Income                                                      5300                                   $0
        -------------------------------------------------------------------------------------------------------------------------
   A    Financial Revenue - 5400
   c      Interest Income - Project Operations                                      5410
        --------------------------------------------------------------------------------------- -----------
   c      Income from Investments - Residual Receipts                               5430
        --------------------------------------------------------------------------------------- -----------
   o      Income from Investments - Reserve for Replacement                         5440             $5,476
        --------------------------------------------------------------------------------------- -----------
   u      Income from Investments - Miscellaneous (Escrows)                         5490             $5,295
        --------------------------------------------------------------------------------------- -----------
   n      Total Financial Revenue                                                                                     $10,771
        -------------------------------------------------------------------------------------------------------------------------
   t    Other Revenue - 5900
        --------------------------------------------------------------------------------------- -----------
   s      Laundry and Vending                                                       5910             $4,062
        --------------------------------------------------------------------------------------- -----------
          NSF and Late Charges                                                      5920             $5,783
        --------------------------------------------------------------------------------------- -----------
          Damages and Cleaning Fees                                                 5930                 $0
        --------------------------------------------------------------------------------------- -----------
          Forfeited Tenant Security Deposits                                        5940             $3,662
        --------------------------------------------------------------------------------------- -----------
          Other Revenue (specify) Application Fees, Pet and Cancellation Fees       5990            $68,230
        --------------------------------------------------------------------------------------- -----------
          Total Other Revenue                                                                                         $81,737
        -------------------------------------------------------------------------------------------------------------------------
          Total Revenue                                                                                            $2,170,808
-----------------------------------------------------------------------------------------------------------------------------------
        Administrative Expenses - 6200/6300
   6      Advertising                                                               6210            $37,786
        --------------------------------------------------------------------------------------- -----------
   0      Other Renting Expense                                                     6250            $42,726
        --------------------------------------------------------------------------------------- -----------
   0      Office Salaries                                                           6310            $64,349
        --------------------------------------------------------------------------------------- -----------
   0      Office Supplies                                                           6311             $6,867
        --------------------------------------------------------------------------------------- -----------
          Office or Model Apartment Rent                                            6312
        --------------------------------------------------------------------------------------- -----------
   P      Management Fee                                                            6320            $83,055
        --------------------------------------------------------------------------------------- -----------
   r      Manager or Superintendent Salaries                                        6330            $25,223
        --------------------------------------------------------------------------------------- -----------
   o      Manager or Superintendent Rent Free Unit                                  6331             $7,642
        --------------------------------------------------------------------------------------- -----------
   j      Legal Expenses (Project)                                                  6340               $301
        --------------------------------------------------------------------------------------- -----------
   e      Auditing Expenses (Project)                                               6350             $7,400
        --------------------------------------------------------------------------------------- -----------
   c      Bookkeeping Fees/Accounting Services                                      6351
        --------------------------------------------------------------------------------------- -----------
   t      Telephone and Answering Service                                           6360             $6,134
        --------------------------------------------------------------------------------------- -----------
          Bad Debts                                                                 6370             $5,179
        --------------------------------------------------------------------------------------- -----------
   E      Miscellaneous Administrative Expenses (specify)                           6390            $19,398
        --------------------------------------------------------------------------------------- -----------
   x      Total Administrative Expenses                                                                              $306,060
        -------------------------------------------------------------------------------------------------------------------------
   p    Utilities Expense - 6400
   e      Fuel Oil/Coal                                                             6420
        --------------------------------------------------------------------------------------- -----------
   n      Electricity                                                               6450            $51,537
        --------------------------------------------------------------------------------------- -----------
   s      Water                                                                     6451            $56,410
        --------------------------------------------------------------------------------------- -----------
   e      Gas                                                                       6452
        --------------------------------------------------------------------------------------- -----------
   s      Sewer                                                                     6453            $29,953
        --------------------------------------------------------------------------------------- -----------
          Total Utilities Expense                                                                                    $137,900
        -------------------------------------------------------------------------------------------------------------------------
          Total Expenses ( Carry forward to page 2)                                                                  $443,960
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Balance from
                                                                        Acct. No      Page 1                      $443,960
-----------------------------------------------------------------------------------------------------------------------------------
        Operating and Maintenance Expenses - 6500
          Janitor and Cleaning Payroll                                  6510              $21,277
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Supplies                                 6515               $1,500
        -------------------------------------------------------------------------------------------
          Janitor and Cleaning Contract                                 6517              $18,540
        -------------------------------------------------------------------------------------------
          Exterminating Payroll/Contract                                6519               $3,965
        -------------------------------------------------------------------------------------------
   6      Exterminating Supplies                                        6520
        -------------------------------------------------------------------------------------------
   0      Garbage and Trash Removal                                     6525               $5,377
        -------------------------------------------------------------------------------------------
   0      Security Payroll/Contract                                     6530
        -------------------------------------------------------------------------------------------
   0      Grounds Payroll                                               6535
        -------------------------------------------------------------------------------------------
         Grounds Supplies                                               6536               $7,022
        -------------------------------------------------------------------------------------------
   P      Grounds Contracts                                             6537              $27,842
        -------------------------------------------------------------------------------------------
   r      Repairs Payroll                                               6540              $63,847
        -------------------------------------------------------------------------------------------
   o      Repairs Material                                              6541              $25,133
        -------------------------------------------------------------------------------------------
   j      Repairs Contract                                              6542              $15,943
        -------------------------------------------------------------------------------------------
   e      Elevator Maintenance/Contract                                 6545
        -------------------------------------------------------------------------------------------
   c      Heating/Cooling Repairs Maintenance                           6546               $1,384
        -------------------------------------------------------------------------------------------
   t      Swimming Pool Maintenance/Contract                            6547               $1,507
        -------------------------------------------------------------------------------------------
          Snow Removal                                                  6548               $4,904
        -------------------------------------------------------------------------------------------
   E      Decorating Payroll/Contract-Exterior Painting                 6560             $166,175
        -------------------------------------------------------------------------------------------
   x      Decorating Supplies                                           6561
        -------------------------------------------------------------------------------------------
   p      Vehicle & Maintenance Equipment Operation and Repairs         6570               $3,995
        -------------------------------------------------------------------------------------------
   e      Miscellaneous Operating & Maintenance Expense                 6590              $31,410
        -------------------------------------------------------------------------------------------
   n      Total Operating & Maintenance Expenses                                                                  $399,821
        ---------------------------------------------------------------------------------------------------------------------------
   s    Taxes and Insurance - 6700
   e      Real Estate Taxes                                             6710             $200,932
        -------------------------------------------------------------------------------------------
          Payroll Taxes (FICA)                                          6711              $18,242
        -------------------------------------------------------------------------------------------
   A      Miscellaneous Taxes, Licenses, and Permits                    6719                 $186
        -------------------------------------------------------------------------------------------
   c      Property and Liability Insurance (Hazard)                     6720              $27,368
        -------------------------------------------------------------------------------------------
   c      Fidelity Bond Insurance                                       6721
        -------------------------------------------------------------------------------------------
   o      Workmen's Compensation                                        6722               $2,333
        -------------------------------------------------------------------------------------------
   u      Health Insurance & Other Employee Benefits                    6723               $8,712
        -------------------------------------------------------------------------------------------
   n      Other Insurance (specify)                                     6729
        -------------------------------------------------------------------------------------------
   t      Total Taxes and Insurance                                                                               $257,773
        ---------------------------------------------------------------------------------------------------------------------------
   s    Financial Expenses - 6800
          Interest on Bonds Payable                                     6810
        -------------------------------------------------------------------------------------------
          Interest on Mortgage Payable                                  6820           $1,521,989
        -------------------------------------------------------------------------------------------
          Interest on Notes Payable (Long-Term)                         6830
        -------------------------------------------------------------------------------------------
   c      Interest on Notes Payable (Short-Term)                        6840
        -------------------------------------------------------------------------------------------
   o      Mortgage Insurance Premium/Service Charge                     6850             $111,250
        -------------------------------------------------------------------------------------------
   n      Miscellaneous Financial Expenses-Trustee fees of $8,000       6890               $9,263
        -------------------------------------------------------------------------------------------
   t      Total Financial Expenses                                                                              $1,642,502
        ---------------------------------------------------------------------------------------------------------------------------
   i    Elderly and Congregate Service Expenses
   n      Total Service Expenses - Schedule Attached                    6900
        --------------------------------------------------------------------------------------------------------------------------
   u      Total Cost of Operations before Depreciation                                                          $2,744,056
        --------------------------------------------------------------------------------------------------------------------------
   e      Profit (Loss) before Depreciation                                                                     ($573,248)
        --------------------------------------------------------------------------------------------------------------------------
   d      Depreciation (Total) - 6600 (specify) and Amortization        6600                                      $870,569
        --------------------------------------------------------------------------------------------------------------------------
          Operating Profit or (Loss)                                                                          ($1,443,817)
        --------------------------------------------------------------------------------------------------------------------------
        Corporate or Mortgagor Entity Expenses - 7100
          Officer Salaries                                              7110
        -------------------------------------------------------------------------------------------
          Legal Expenses (Entity)                                       7120
        -------------------------------------------------------------------------------------------
          Taxes (Federal-State-Entity)                                  7130-32
        -------------------------------------------------------------------------------------------
          Other Expenses (Entity)                                       7190
        -------------------------------------------------------------------------------------------
          Total Corporate Expenses                                                                                      $0
        --------------------------------------------------------------------------------------------------------------------------
        Net Profit or (Loss)                                                                                  ($1,443,817)
-----------------------------------------------------------------------------------------------------------------------------------
        Miscellaneous or other Income & Expense Sub-account Groups.  If miscellaneous or other and/or expense sub-accounts
        (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
-----------------------------------------------------------------------------------------------------------------------------------
Part II 1. Total principal payments required under the mortgage, even if payments under a Workout Agreement are less
            or more than those required under the mortgage.
                                                                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
        2. Replacement Reserve deposits required by the
            Regulatory Agreement or Amendment thereto, even if
            payments may be temporarily suspended or waived.                                                  $36,300
------------------------------------------------------------------------------------------------------------------------------------
        3. Replacement or Painting Reserve releases which are
            included as expense items on this Profit and Loss
            Statement.                                                                                             $0
-----------------------------------------------------------------------------------------------------------------------------------
        4. Project improvement Reserve Releases under the
            Flexible Subsidy Program that are included as
            expense items on this Profit and Loss Statement.                                                       $0
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SCHEDULE 1


                     CRICO OF ETHAN'S I LIMITED PARTNERSHIP
                        (A MISSOURI LIMITED PARTNERSHIP)

           SUPPLEMENTAL SCHEDULE TO HUD STATEMENT OF PROFIT AND LOSS
                               (INCOME TAX BASIS)
                      FOR THE YEAR ENDED DECEMBER 31, 1994

ACCOUNT NO. 5990 - OTHER REVENUE:
    Pet fees                              $10,935
    Application fees                        6,668
    Nonrefundable fees                     15,190
    Bad debt collections                   10,883
    Cancellation fees                      14,211
    Washer/dryer collections                2,690
    Other                                   7,653
                                          -------
            Total other revenue           $68,230
                                          =======
  ACCOUNT NO. 6250 - OTHER
   RENTING EXPENSES:
    Rental concessions                    $39,206
    Resident retention                         57
    Resident referrals                      3,100
    Other                                     363
                                          -------
            Total other renting expense   $42,726
                                          =======

  ACCOUNT NO. 6590 -
   MISCELLANEOUS OPERATING
   AND MAINTENANCE EXPENSE:
    Floor and wood                        $18,819
     replacement
    Parking lots and walkway               10,162
     repair
    Other                                   2,429
                                          -------
            Total miscellaneous
             operating and maintenance
             expense                      $31,410
                                          =======

  ACCOUNT NO. 6390 -
   MISCELLANEOUS
   ADMINISTRATIVE EXPENSE:
    Washer/dryer expense                  $ 7,797
    Bonuses                                 5,178
    Employee relations                      1,278
    Computer expense                        1,230
    Other                                   3,915
                                          -------
                                          $19,398
                                          =======